                                                                    Exhibit 99.4

INTERMAGNETICS GENERAL CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in Thousands, Except Per Share Amounts)

                                                      As of            As of
                                                  May 30, 2004      May 3l,2004
                                                    Historical      Historical     Pro Forma      Pro Forma
                                                  Intermagnetics        MRID      Adjustments        Total
                                                  --------------        ----      -----------        -----
ASSETS
CURRENT ASSETS
  Cash and cash equivalents                       $   11,868          $  6,389    $ (45,000) (4)   $ 17,226
                                                                                     45,000  (2)
                                                                                       (155) (2)
                                                                                       (876) (1)

  Trade accounts receivable, net                      41,345            12,648                       53,993
  Inventories                                         27,037             6,834                       33,871
  Deferred income taxes                                4,333                 -                        4,333
  Prepaid expenses and other                           8,893               599         (124) (4)      9,368
                                                  ----------          --------    ----------       --------
    TOTAL CURRENT ASSETS                              93,476            26,470       (1,155)        118,791

  Property, plant and equipment, net                  36,736             5,892                       42,628

INTANGIBLE AND OTHER ASSETS
  Goodwill                                           118,816               955         (955) (4)    174,065
                                                                                     55,249  (4)
  Other intangibles, net                              32,491                 -       22,250  (4)     54,741
  Other assets                                         3,416                63          155  (2)      3,634
                                                  ----------          --------    ----------       --------
    TOTAL ASSETS                                  $  284,935          $ 33,380    $  75,544        $393,859
                                                  ==========          ========    =========        ========
LIABILITIES AND SHAREHOLDERS'EQUITY
CURRENT LIABILITIES
  Current portion of long-term debt               $    4,171          $    299                     $  4,470
  Accounts payable                                    10,242             1,489                       11,731
  Accrued expenses and other current liabilities      27,043             2,270                       29,313
  Accrued income taxes                                     -                 -                            -
                                                  ----------          --------    ----------       --------
    TOTAL CURRENT LIABILITIES                         41,456             4,058            -          45,514

LONG-TERM DEBT, less current portion                  57,635             2,794       45,000 (2)     105,429
NOTE PAYABLE                                               -                 -        5,000 (4)       5,000
DEFERRED INCOME TAXES                                 10,050                 -                       10,050

DERIVATIVE LIABILITY                                     225                 -                          225
                                                                                                          -
Total Shareholders' equity                           175,569            26,528      (26,528)(4)     227,641
                                                                                     52,072 (4)
                                                  ----------          --------    ----------       --------
    TOTAL LIABILITIES AND SHAREHOLDERS'EQUITY     $  284,935          $ 33,380    $  75,544        $393,859
                                                  ==========          ========    =========        ========

                                                                                                                  Exhibit 99.4
INTERMAGNETICS GENERAL CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENTS
(Dollars in Thousands, Except Per Share Amounts)

                                                          Eight Month                  Twelve Month
                                      Fiscal Year Ended   Period Ended                 Period Ended
                                         May 30, 2004   January 26, 2004   Pro Forma    May 3l,2004   Pro Forma
                                          Historical       Historical     Adjustments    Historical  Adjustments     Pro Forma
                                        Intermagnetics       Invivo         Invivo          MRID         MRID           Total
                                       ---------------       ------         ------          ----         ----           -----

Net sales                                $  164,447        $  45,071    $        -       $  49,532   $       -       $   29,050
Cost of products sold                        95,662           22,377           (36)  (5)    21,398           -          139,401
                                         ----------        ---------    ----------       ---------   ---------

Gross margin                                 68,785           22,694            36          28,134           -          119,649

Product research and development             12,940            2,772             -           4,784           -           20,496
Selling, general and administrative          29,596           15,555           (50)  (6)     7,802           -           50,878
                                                                            (2,025)  (8)                     -
Amortization of intangible assets             3,145                -         1,523   (7)         -       2,896   (7)      7,564
                                         ----------        ---------    ----------       ---------   ---------       ----------
                                             45,681           18,327          (552)         12,586       2,896           78,938
                                         ----------        ---------    ----------       ---------   ---------       ----------
Operating income                             23,104            4,367           588          15,548      (2,896)          40,711
Interest and other income                       790               93          (611)  (9)       531         (15)  (9)        788
Interest and other expense                   (1,252)            (310)       (1,568) (10)      (266)     (1,500) (10)     (5,122)
                                                                              (193)  (3)                   (33)  (2)
Gain on available-for-sale securities           114                -             -               -           -              114
                                         ----------        ---------    ----------       ---------   ---------       ----------
Income before income taxes                   22,756            4,150        (1,784)         15,813      (4,444)          36,491
Provision for income taxes                    7,896            2,225          (619)              -       3,945  (12)     13,447
                                         ----------        ---------    ----------       ---------   ---------       ----------
INCOME FROM CONTINUING OPERATIONS        $   14,860        $   1,925    $   (1,165)      $  15,813   $  (8,389) (13) $   23,044
                                         ==========        =========    ==========       =========   =========       ==========

Income from continuing operations per Common Share:
  Basic                                  $     0.59                                                                  $      .84
                                         ==========                                                                  ==========
  Diluted                                $     0.58                                                                  $      .82
                                         ==========                                                                  ==========

Weighted average outstanding common shares:
  Basic                                  25,046,718                                                  2,459,724  (11) 27,506,442
                                         ==========                                                  =========       ==========
  Diluted                                25,493,379                                                  2,459,724  (11) 27,953,103
                                         ==========                                                  =========       ==========

INTERMAGNETICS GENERAL CORPORATION
NOTES TO PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
UNAUDITED
(DOLLARS IN THOUSANDS)

(1)      Represents legal, accounting and other professional fees incurred by the Company that relate to the acquisition of MRID.

(2)      Represents the $45.0 million draw on the $130.0 million unsecured credit facility that was used to assist in financing the Company's acquisition of MRID. The Company also incurred $155,000 of costs to increase the committed amount this credit facility from $100.0 million to $130.0 million. These costs will be recorded as a deferred asset and amortized over the remaining life of the debt. Amortization to be included in interest expense is $33,000 for the fiscal year ended May
         30, 2004.

(3)      Represents eight months of amortization from the deferred debt financing fees incurred in obtaining the original credit facility used to partially finance the acquisition of Invivo.

(4)      Represents purchase accounting adjustments that Intermagnetics recorded when the acquisition was consummated. For purposes of these pro-forma condensed consolidated financial statements, the purchase price premium has been preliminarily allocated to the acquired MRID Trade name/Trademark, OEM Relationships, Know-How and Core Technology,
         Completed Technology, and goodwill pending further study and analysis.
         We have currently engaged a nationally recognized firm with valuation expertise to assist us in determining the final values of identifiable assets and liabilities, as well as the value of the MRID Trade name/Trademark, OEM Relationships, Know-How and Core Technology,
         Completed Technology, and goodwill. We anticipate having this valuation complete and finalized before the end of our fiscal year ending May 29,
         2005.

         In June 2001, the FASB issued Statement of Financial Accounting
         Standards No. 142, "Goodwill and Other Intangible Assets" ("SFAS 142"),
         which requires non-amortization of goodwill and certain intangible assets that have indefinite useful lives and annual tests of impairment of those assets. This statement also provides specific guidance about how to determine and measure goodwill and intangible asset impairment, and requires additional disclosure of information about goodwill and other intangible assets. The goodwill resulting from Intermagnetics'
         acquisition of MRID is subject to the non-amortization provisions of this statement.

Consideration:
   Cash payment to MRID shareholders                                                                         $    45,000
   Issuance of Intermagnetics Common Stock to MRID Shareholders valued using the average closing stock price for two days prior to and after the measurement date
     as recorded at close on July 16, 2004 (2,459,724 shares at $21.17)                                           52,072
   Promissory note payable (payable in three years from closing date)                                              5,000
   Intermagnetics transaction costs                                                                                  876
                                                                                                             -----------
   Total consideration and costs                                                                                 102,948
   Less:
     MRID net assets as of May 30, 2004                                                           26,528
     Adjustments to MRID net assets for
        purchase accounting
          Elimination of existing goodwill                                                          (955)
          Elimination of note receivable paid upon closing                                          (124)

     Adjusted MRID net assets                                                                                     25,449
                                                                                                             -----------
   Excess purchase price over the fair value of the net assets acquired                                      $    77,499
                                                                                                             ===========

   The excess purchase price over the fair value of the net assets acquired has been allocated on a preliminary basis as follows:
        Other intangible assets:
          Trade name/Trademark                                                                     1,570
          OEM relationships                                                                       10,510
          Know-how and core technology                                                             8,270
          Completed technology                                                                     1,900
                                                                                              ----------
        Total other intangible assets                                                                             22,250
        Goodwill                                                                                                  55,249
                                                                                                             -----------
                                                                                                             $    77,499
                                                                                                             ===========

(5)      Represents reduced depreciation from the fair value and useful life adjustment to Invivo's manufacturing plant, property and equipment. The increase in fair value was more than offset by the increase in the weighted average life of the acquired assets.

(6)      Represents reduced depreciation from the fair value and useful life adjustment to Invivo's selling, general and administrative property and equipment. The increase in fair value was more than offset by the increase in the remaining weighted average life of the acquired assets.

(7)      Represents estimated amortization expense of the following acquired intangible assets:

INVIVO                                                                              REPRESENTS THE
                                               ESTIMATED                              EIGHT MONTH
                             ESTIMATED         REMAINING            MONTHLY          PERIOD ENDED
   INTANGIBLE ASSET          FAIR VALUE      ECONOMIC LIFE       AMORTIZATION      JANUARY 26, 2004
   ----------------          ----------      -------------       ------------      ----------------
Trade name/Trade mark         $ 11,510          25  years          $     38          $     307
Product trade
  names/trademarks               1,350          14  years                 8                 64
OEM Relationships                5,650          12  years                39                312
Know-how and core
  technology                     6,660           8  years                70                560
Product technology
  and design                     2,970           7  years                35                280
Order backlog                      540           4  months              135                  -
                              --------                             --------          ---------

                              $ 28,680                             $    325          $   1,523
                              ========                             ========          =========

MRID
                                               ESTIMATED                              FISCAL YEAR
                             ESTIMATED         REMAINING            MONTHLY              ENDED
   INTANGIBLE ASSET          FAIR VALUE      ECONOMIC LIFE       AMORTIZATION         MAY 30, 2004
   ----------------          ----------      -------------       ------------        -------------
Trade name/Trade mark          $ 1,570           5  years          $     26          $     314
OEM Relationships               10,510           9  years                97              1,168
Know-how and core
  technology                     8,270           8  years                87              1,034
Completed technology             1,900           5  years                32                380
                              --------                             --------          ---------
                              $ 22,250                             $    242          $   2,896
                              ========                             ========          =========

(8)      Represents certain corporate overhead costs incurred by Invivo that would be considered superfluous subsequent to the acquisition. Invivo's corporate headquarters was shut-down and vacated within a month following the date of acquisition.

(9)      Represents reduced interest income as a result of available cash used to partially finance the acquisitions. Cash used to fund the acquisitions of Invivo and MRID amounted to $92.6 million and $1.5 million, respectively. These costs which are net of proceeds received from long-term debt represent the consideration given to Invivo and
         MRID shareholders, related transaction costs incurred and the costs incurred in obtaining the unsecured credit facility. The interest rate used in this calculation of 0.99% represents the current average money market yield earned by the Company.

(10)     Represents additional interest expense on the Company's debt used to finance the Invivo and MRID acquisitions. Pro-forma interest expense adjustment for Invivo used a weighted average rate of 3.51% on $67.0 million for eight months (four months of interest expense is already included in Intermagnetics historical income statement). MRID's interest expense adjustment utilized a weighted average rate of 3.00%
         on $50.0 million ( $45.0 million draw on our revolving credit facility plus a $5.0 million note payable) for an entire fiscal year. Because the interest rates on our revolver and the promissory note payable are variable, they are subject to change. The following table shows the effect on net income if the rates increased or decreased by 0.125%:

                  FISCAL YEAR ENDED
                     MAY 30, 2004
                  -----------------

Increase  0.125%     $       40
                     ==========
Decrease  0.125%     $      (40)
                     ==========

(11)     The reconciliation of weighted-average common shares for the fiscal year ended May 30, 2004 prior to the acquisition of MRID to weighted average common shares after the acquisition is set forth below:

                                                                  Intermagnetics
                                                      Pre-MRID     Shares Issued    Post-MRID
                                                     Acquisition     Closing       Acquisition
                                                     -----------     -------       -----------

         Weighted average outstanding common shares:
           Basic                                     25,046,718     2,459,724      27,506,442
                                                     ==========     =========      ==========
           Diluted                                   25,493,379     2,459,724      27,953,103
                                                     ==========     =========      ==========

         The above table reflects the three-for-two stock split as approved by the Company's Board of Directors. The stock split was completed in the form of a 50% stock dividend, effective August 17, 2004 for shareholders of record on July 23, 2004.

(12)     The pro forma income tax provision has been calculated using the
         Company's current effective tax rate of 34.7%. Management is currently evaluating the potential impact (if any) on its effective tax rate as a result of this acquisition.

(13)     Management is currently evaluating the accounting treatment regarding a portion of the consideration provided to the shareholders of MRID.
         Depending on the outcome, the Company may have to recognize about
         $156,000 of current period expense. If it is determined that the
         Company will need to recognize the expense, pro forma net income and earnings per share will be follows:

                            Fiscal year
                               Ended
                            May 30, 2004
                            ------------

         Net income          $  22,908
                             =========
         Earnings per
         share:
            Basic            $     .83
                             =========
            Diluted          $     .82
                             =========